Exhibit 99.2 Second Quarter 2020 Financial Results and Highlights July 29, 2020

Forward-Looking Statements This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, the impact of the ransomware attack on our clients, business, reputation and financial results, opportunities in the marketplace, our cost structure, investment in and growth of our business, our realignment plans, the timing, cost and impact of the 2020 Fit for Growth Plan, our and our clients’ shift to digital solutions and services and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, legal, reputational and financial risks resulting from cyberattacks, including the ransomware attack, the effectiveness of business continuity plans following the ransomware attack and during the COVID-19 pandemic, the impact of the COVID-19 pandemic, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K, as updated by our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

Results Summary • $4.0B, declined 3.4% (2.5% CC1) Y/Y, including a (~120bps) Y/Y headwind from REVENUE decision to exit certain content-related services and (~90bps) from the ransomware attack impact on fulfillment • GAAP Operating Margin of 11.7%, declined 320 bps Y/Y OPERATING MARGIN • Adjusted Operating Margin1 of 14.1%, declined 200 bps Y/Y DILUTED EARNINGS • GAAP diluted EPS of $0.67, declined 25.6% Y/Y PER SHARE • Adjusted Diluted EPS1 of $0.82, declined 12.8% Y/Y • Free cash flow1 of $886M represented ~245% of net income2 FREE CASH FLOW • Repurchased 888K shares for $40 million & CAPITAL RETURN • ~$1.8B remaining under current repurchase authorization 1 Constant currency revenue growth ("CC"), Adjusted Operating Margin, Adjusted Diluted Earnings Per Share (“Adjusted Diluted EPS”) and free cash flow are not measurements of financial performance prepared in accordance with GAAP. See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable 2 Free cash flow benefited from ~$380M of deferrals of certain tax payments in the U.S and other jurisdictions, which will now be paid in the second half of 2020 through 2022 3

Revenue and GAAP & Adjusted Diluted EPS $ In Millions Except Per Share Amounts $4,284 $4,248 $4,225 $4,129 $4,141 $4,078 $4,110 $4,006 $4,000 $3,912 $1.05 $1.05 $1.08 $1.07 $0.94 $0.98 $0.91 $0.94 $0.96 $0.82 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Revenue Adjusted Diluted EPS Revenue Growth and EPS Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 ’19 Q3 ’19 Q4 ’19 Q1 ‘20 Q2 ‘20 Y/Y 10.3% 9.2% 8.3% 7.9% 5.1% 3.4% 4.2% 3.8% 2.8% (3.4%) Y/Y CC 8.2% 8.2% 9.0% 8.8% 6.8% 4.7% 5.1% 4.2% 3.5% (2.5%) GAAP DILUTED EPS $0.88 $0.78 $0.82 $1.12 $0.77 $0.90 $0.90 $0.72 $0.67 $0.67 ADJUSTED DILUTED EPS $0.94 $1.05 $1.05 $0.98 $0.91 $0.94 $ 1.08 $1.07 $0.96 $0.82 4

Revenue Performance: Q2 2020 Segments Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD COMMUNICATIONS, MEDIA & TECHNOLOGY1 +3.2% Y/Y +9.7% Y/Y (4.4%) Y/Y (3.2%) Y/Y EUROPE (2.1%) Y/Y $261 $580 FINANCIAL SERVICES +0.2% Y/Y CC $733 $1,396 (5.2%) Y/Y (4.3%) Y/Y CC PRODUCTS & RESOURCES $867 (6.5%) Y/Y (5.0%) Y/Y $3,006 NORTH AMERICA $1,157 (4.2%) Y/Y (4.1%) Y/Y HEALTHCARE +2.0% Y/Y +2.2% Y/Y 5 1 Our strategic decision in 2019 to exit certain content-related services negatively impacted Q2 2020 CMT revenue by approximately ($48) million representing a (~790bps) impact to year-over-year growth

GAAP & Adjusted Operating Margin 19.2% 18.3% 18.5% 17.7% 17.7% 17.3% 16.7% 16.8% 17.0% 17.0% 16.0% 16.1% 15.7% 14.9% 14.6% 15.1% 13.7% 14.1% 13.1% 11.7% Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 GAAP Operating Margin Adjusted Operating Margin 6

Financial Services Revenue Q2 ‘20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD $1,492 +0.8% Y/Y $1,469 $1,464 $1,473 $1,468 +6.5% Y/Y CC $1,461 $1,451 $1,451 $1,436 EUROPE $126 $1,396 (6.7%) Y/Y (4.9%) Y/Y CC $292 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 $978 Revenue Growth NORTH AMERICA Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 (5.5%) Y/Y Y/Y 6.2% 4.5% 2.6% 1.7% (1.7%) 0.3% 1.9% 1.2% 1.0% (5.2%) (5.4%) Y/Y CC Y/Y CC 3.9% 3.5% 3.5% 2.8% 0.2% 1.7% 3.0% 1.5% 1.8% (4.3%) FINANCIAL Year-over-year decline in both banking and insurance globally. North America saw mixed trends with weakness in insurance and relatively better SERVICES performance in banking, driven by regional banks 7

Healthcare Revenue Q2 ‘20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD +5.3% Y/Y $1,221 EUROPE $1,202 $1,194 +9.5% Y/Y CC $1,189 $1,175 $20 $1,156 $1,165 $1,157 +26.6% Y/Y $1,121 $1,134 +27.6% Y/Y CC $138 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 $999 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 NORTH AMERICA Y/Y 11.8% 10.1% 9.6% 6.8% 3.9% (1.9%) (1.2%) 1.6% 2.5% 2.0% (0.7%) Y/Y and CC Y/Y CC 11.1% 9.8% 9.7% 7.0% 4.6% (1.5%) (0.9%) 1.8% 2.7% 2.2% Strong double-digit growth in Life Sciences in Europe, primarily driven by the Zenith Technologies acquisition. In Healthcare, revenue declined low- HEALTHCARE single digits; however, fundamentals are strengthening, with improving product performance and several new logos signed in the quarter 8

Products & Resources Revenue Q2 ‘20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD 3.2% Y/Y $966 $963 $954 9.9% Y/Y CC $914 $927 $863 $891 $867 $821 $840 $64 EUROPE (11.6%) Y/Y $183 (7.8%) Y/Y CC Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 $620 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 NORTH AMERICA Y/Y 11.4% 12.4% 11.5% 13.9% 11.3% 10.4% 11.9% 8.1% 4.4% (6.5%) (5.8%) Y/Y Y/Y CC 8.2% 10.7% 12.3% 15.4% 13.8% 12.3% 13.4% 8.6% 5.3% (5.0%) (5.6%) Y/Y CC Double-digit year-over-year constant currency growth in manufacturing, logistics, energy and utilities driven by expanding digital adoption and PRODUCTS & strengthened partnerships across cloud and SaaS providers. Demand in travel and hospitality and retail and consumer goods sectors remains under RESOURCES pressure as a result of the ongoing pandemic 9

Communications, Media & Technology Revenue Q2 ‘20 Geography $ IN MILLIONS REST OF WORLD +8.5% Y/Y +17.9% Y/Y CC $615 $632 $626 $585 $595 $607 $580 $541 $562 $509 EUROPE $51 0% Y/Y 2.5% Y/Y CC $120 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 $409 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 NORTH AMERICA Y/Y 18.4% 15.8% 17.1% 18.4% 16.9% 12.2% 9.4% 8.0% 5.2% (4.4%) (7.0%) Y/Y and CC Y/Y CC 15.1% 14.5% 18.1% 20.1% 19.6% 14.1% 10.6% 9.0% 6.3% (3.2%) Content Impact ~(2.0%) ~(3.9%) ~(7.9%) Excluding the negative 790 basis point impact from the exit of certain content-related services, CMT grew ~5% year-over-year in constant currency, driven CMT by demand in Technology across digital native, information services and high-tech clients. Communications and media was flat, with the growth of certain communications clients offset by weakness with entertainment clients exposed to studios, cable TV and theme parks 10

Employee Metrics Headcount and Annualized Attrition NUMBER OF EMPLOYEES IN THOUSANDS 1 23% 23% 24% 24% 22% 21% 22% 20% 19% 19% 19% 18% 16% 16% 13% 11% 261.4 268.9 274.2 281.6 285.8 288.2 289.9 292.5 291.7 281.2 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Headcount (in thousands) Quarterly Annualized Attrition Quarterly Annualized Voluntary Attrition Utilization 92% 93% 93% 92% 91% 92% 92% 92% 91% 91% 83% 83% 83% 83% 83% 83% 84% 85% 83% 80% Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Offshore Excluding Trainees % Onsite % 11 1 The increase in annualized attrition was driven by involuntary attrition associated with our previously announced Fit for Growth plan.

Cash Flow, Balance Sheet & Capital Allocation $ IN MILLIONS $118 $116 $633 $116 $116 $1,054 $771 $267 $121 $511 $ 40 $111 $110 $121 $118 $632 $259 $163 $316 $477 $403 $ 45 $ 35 $116 $197 $239 $146 $86 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Acquisitions Share Purchases Dividends Paid $ IN MILLIONS Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 ’20 Q2 ’20 FREE CASH FLOW $292 $549 $768 $606 $163 $479 $620 $845 $385 $886 CASH AND SHORT-TERM 1 $4,989 $4,247 $4,763 $4,511 $3,668 $3,003 $3,077 $3,424 $4,282 $4,582 INVESTMENTS 12 1 Q1 ’18 to Q4 ’19 short-term investments included restricted time deposits in India. In Q1 ’20 and Q2'20, the restricted time deposits in the amount of $393 million and $391 million, respectively, were classified as long-term investments.

Revenue & Operating Metrics REVENUE BY… Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4 ‘19 Q1 ‘20 Q2 ‘20 SERVICE LINE OUTSOURCING 42.0% 42.9% 42.3% 41.8% 41.4% 41.1% 40.4% 40.1% 39.7% 38.6% CONSULTING & TECH SERVICES 58.0% 57.1% 57.7% 58.2% 58.6% 58.9% 59.6% 59.9% 60.3% 61.4% CONTRACT TYPE FIXED BID 38.9% 36.2% 36.4% 36.6% 35.7% 35.7% 36.3% 37.3% 36.8% 36.8% TIME & MATERIAL 52.6% 52.9% 52.6% 52.0% 52.4% 51.7% 51.8% 50.5% 50.9% 51.5% TRANSACTION BASED 8.5% 10.9% 11.0% 11.4% 11.9% 12.5% 11.9% 12.2% 12.3% 11.7% CUSTOMER CONCENTRATION TOP 5 9.0% 8.6% 8.7% 8.9% 8.8% 8.0% 7.9% 7.8% 8.0% 8.3% TOP 10 15.9% 15.4% 15.5% 15.6% 15.7% 14.5% 14.4% 14.0% 14.1% 14.4% 13

2020 Fit for Growth Protect and optimize the core Eliminate costs to fund growth investment Drive efficiency, tooling, delivery optimization, protect Reduce duplication and simplify delivery. renewals, strengthen industry mix and scale internationally Reinvest in sales, branding, talent and automation tools Streamline operating model Leverage core business to win in digital battlegrounds Drive efficiency, scalability and empowerment Invest and reskill to accelerate momentum in data, digital Improve role clarity and accountability engineering, cloud and IoT 2020 Fit for Growth Plan Updates Initial Q4 2019 Estimate Program Update as of June 30 Achievement to Date Total restructuring charges $150-200M $170-200M $142M Gross Annualized savings $500-550M $500-550M ~$425M Transformation actions # of employees impacted 10-12K ~13-15K ~13K Targeted reskilling and training ~5K ~4-5K ~4K Net headcount exits 5-7K ~9-10K ~9K Content services actions Headcount exit ~6K 4.5K Complete Annualized revenue loss $240-270M $225M1 Complete 14 1 The vast majority of work associated with our decision to exit certain portions of our content related business are now complete. This decision will impact our year-over-year metrics through Q2 2021

2020 Guidance1 • FY20: $16.4-16.7B representing a decline of (2.2%) to (0.7%) as reported and a decline of (2.0%) to (0.5%) in constant currency REVENUE • Assumes of ~20bps foreign exchange impact • Assumes negative ~110bps impact from the exit of certain content services business ADJUSTED • Approximately 15% OPERATING MARGIN2 ADJUSTED • $3.48 - 3.58 DILUTED EPS2 OTHER GUIDANCE • Tax rate of approximately 27% in H2 2020 ASSUMPTIONS • Share count ~543M, representing ~3% decline from FY19 1 Guidance is as of July 29, 2020 and does not account for any potential impact from events such as changes to immigration and tax policies 2 A full reconciliation of Adjusted Operating Margin and Adjusted Diluted EPS guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments 15

APPENDIX: About Non-GAAP Financial Measures

About Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision- making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non- operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. 17

Reconciliations of Non-GAAP Financial Measures (in millions, except per share amounts) Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Guidance Full Three Months Ended: 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Year 2020 GAAP income from operations $ 693 $ 670 $ 745 $ 693 $ 539 $ 619 $ 669 $ 626 $ 579 $ 467 Realignment charges(a) 1 — 11 7 2 49 65 53 20 12 2020 Fit for Growth Plan restructuring charges(b) — — — — — — — 48 35 59 COVID-19 charges(c) — — — — — — — — 6 25 Incremental accrual related to the India Defined Contribution Obligation(d) — — — — 117 — — — — — Initial funding of Cognizant U.S. Foundation(e) — 100 — — — — — — — — Adjusted income from operations $ 694 $ 770 $ 756 $ 700 $ 658 $ 668 $ 734 $ 727 $ 640 $ 563 GAAP operating margin 17.7% 16.7% 18.3% 16.8% 13.1% 14.9% 15.7% 14.6% 13.7% 11.7 % Realignment charges — — 0.2 0.2 — 1.2 1.6 1.3 0.5 0.3 0.2% 2020 Fit for Growth Plan restructuring charges — — — — — — — 1.1 0.8 1.5 0.7% - 0.9% COVID-19 charges — — — — — — — — 0.1 0.6 0.2% - 0.3% Incremental accrual related to the India Contribution Obligation — — — — 2.9 — — — — — (d) Initial funding of Cognizant U.S. Foundation — 2.5 — — — — — — — — — approximately Adjusted operating margin 17.7% 19.2% 18.5% 17.0% 16.0% 16.1% 17.3% 17.0% 15.1% 14.1% 15.0% GAAP diluted earnings per share $ 0.88 $ 0.78 $ 0.82 $ 1.12 $ 0.77 $ 0.90 $ 0.90 $ 0.72 $ 0.67 $ 0.67 Effect of above adjustments, pre-tax — 0.17 0.02 0.01 0.20 0.09 0.12 0.18 0.11 0.18 (a), (b), (c), (d) Effect of non-operating foreign currency exchange (gains) loss, pre-tax(f) 0.06 0.14 0.21 (0.14) (0.01) (0.03) 0.09 0.08 0.19 — (f) Tax effect of above adjustments(g) — (0.04) 0.01 (0.01) (0.05) (0.02) (0.03) (0.05) (0.01) (0.03) (a), (b), (c), (d), (f) Effect of the equity method investment impairment(h) — — — — — — — 0.10 — — — Effect of the India Tax Law(i) — — — — — — — 0.04 — — — Effect of net incremental income tax expense related to the Tax Reform Act(j) — — (0.01) — — — — — — — — Adjusted diluted earnings per share $ 0.94 $ 1.05 $ 1.05 $ 0.98 $ 0.91 $ 0.94 $ 1.08 $ 1.07 $ 0.96 $ 0.82 $3.48 - $3.58 18 Please refer to page 19, 20 and 21 of this earnings supplement for corresponding Non-GAAP notes.

Reconciliations of Non-GAAP Financial Measures Notes: (a) During the second quarter of 2020, we incurred realignment charges that include $9 million in employee retention costs and $3 million in professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our consolidated statement of operations. We do not expect to incur significant realignment charges during the remainder of 2020. Our guidance anticipates pre-tax charges in the range of $0.06 to $0.07 per diluted share for the full year 2020. The tax effect of these charges is expected to be approximately $0.02 per diluted share for the full year 2020. (b) During the second quarter of 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that includes $39 million in employee separation costs, $19 million in facility exit costs and other charges and $1 million in employee retention costs. These charges include $8 million of costs incurred related to our exit from certain content-related services. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statement of operations. Our guidance anticipates pre-tax charges in the range of $0.22 to $0.28 per diluted share for the full year 2020. The tax effect of these charges is expected to be in the range of $0.06 to $0.07 per diluted share for the full year 2020. (c) During the second quarter of 2020, we incurred costs in response to the COVID-19 pandemic including a one-time bonus to our employees at the designation of associate and below in both India and the Philippines and costs to enable our employees to work remotely, partially offset by benefits provided to us by certain jurisdictions in which we operate. Most of the costs related to the pandemic are reported in "Cost of revenues" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax charges in the range of $0.07 to $0.09 per diluted share for the full year 2020. The tax effect of these charges is expected to be approximately $0.02 per diluted share for the full year 2020. (d) During the first quarter of 2019, a ruling of the Supreme Court of India in interpreting certain statutory defined contribution obligations of employees and employers (the "India Defined Contribution Obligation") altered historical understandings of such obligations, extending them to cover additional portions of the employee's income. As a result, the ongoing contributions of our affected employees and the Company have increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court's ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. It is possible that the Indian government will review the matter and there is a substantial question as to whether the Indian government will apply the Supreme Court's ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general, and administrative expenses" in our unaudited consolidated statement of operations. (e) During the second quarter of 2018, we provided $100 million of initial funding to Cognizant U.S. Foundation. This cost is reported in "Selling, general, and administrative expenses" in our unaudited consolidated statement of operations. (f) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statement of operations.Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 19

Reconciliations of Non-GAAP Financial Measures (g) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income: Three Months Ended Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Tax impacts of non-GAAP adjustments: Realignment charges $ — $ — $ 3 $ 2 $ — $ 13 $ 17 $ 13 $ 5 $ 3 2020 Fit for Growth restructuring charges — — — — — — — 13 9 16 COVID-19 charges — — — — — — — — 2 6 Incremental accrual related to the India Defined Contribution Obligation — — — — 31 — — — — — Cognizant U.S. Foundation funding — 28 — — — — — — — — Foreign currency exchange gain and losses (1) (8) (6) 3 1 — (2) — (10) (8) The effective tax rate related to each of four non-GAAP adjustments varies depending on the jurisdiction in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. (h) During the fourth quarter of 2019, we determined that the carrying value of one of our equity method investments exceeded its fair value and therefore recorded an impairment charge of $57 million within the caption "Income (loss) from equity method investments" in our unaudited consolidated statement of operations. (i) During the fourth quarter of 2019, the Government of India enacted a new tax regime ("India Tax Law") effective retroactively to April, 2019 that enables domestic companies to elect to be taxed at a lower income tax rate of 25.17%, as compared to the current income tax rate of 34.94%. Once a company elects into the lower income tax rate, a company may not benefit from any tax holidays associated with Special Economic Zones and certain other tax incentives, including Minimum Alternative Tax credit carryforwards, and may not reverse its election. As a result of the enactment of the India Tax Law, we recorded a one-time net income tax expense of $21 million due to the revaluation to the lower income tax rate of our India net deferred income tax assets that we expected to reverse after we elected into the new tax regime. 20

Reconciliations of Non-GAAP Financial Measures (j) During the third quarter of 2018, we finalized our calculation of the one-time tax expense related to the enactment of the Tax Cuts and Jobs Act ("Tax Reform Act") and recognized a $5 million income tax benefit, which reduced our provision for income taxes. Reconciliation of free cash flow Three Months Ended Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, (in millions) 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Net cash provided by operating activities $ 388 $ 640 $ 862 $ 702 $ 269 $ 575 $ 717 $ 938 $ 497 $ 979 Purchases of property and equipment (96) (91) (94) (96) (106) (96) (97) (93) (112) (93) Free cash flow $ 292 $ 549 $ 768 $ 606 $ 163 $ 479 $ 620 $ 845 $ 385 $ 886 21